UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report: August 9, 2016

(Date of earliest event reported)

OurPet’s Company

(Exact name of registrant as specified in its charter)

Colorado	000-31279	34-1480558
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1300 East Street, Fairport Harbor, OH 44077

(Address of principal executive offices including zip code)

440-354-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 9, 2016, OurPet’s Company (the “Company”) published a fact sheet containing highlights of the Company’s first quarter 2016 financial results on its website at http://www.ourpets.com/investors/presentations/. A copy of the fact sheet is also attached hereto as Exhibit 99.1. On August 9, 2016, the Company also sent a letter to shareholders (dated July 29, 2016), a copy of which is attached hereto as Exhibit 99.2. Such shareholder letter included a copy of the foregoing fact sheet.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	First Quarter 2016 Fact Sheet

99.2	Shareholder Letter

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2016	OurPet’s Company

	By:	/s/ Scott R. Mendes
Scott R. Mendes,
Chief Financial Officer and Treasurer

3

EXHIBIT INDEX

Exhibit Number	Description

99.1	First Quarter 2016 Fact Sheet

99.2	Shareholder Letter